UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 20, 2008

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information in this Current Report (including Exhibits 99.1and 99.2) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report (including Exhibits 99.1 and 99.2) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Today at Digestive Disease Week in San Diego, California, posters presenting information from Theravance’s Phase 2 dose-ranging clinical trial of TD-5108 in patients with chronic idiopathic constipation will be available for viewing. The abstracts contained in the two posters are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit	Description

	Exhibit 99.1	Abstract regarding response rates in Phase 2 clinical study of TD-5108

	Exhibit 99.2	Abstract regarding secondary endpoints in Phase 2 clinical study of TD-5108

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: May 20, 2008	By:	/s/ Rick E Winningham

Rick E Winningham
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Abstract regarding response rates in Phase 2 clinical study of TD-5108
99.2	Abstract regarding secondary endpoints in Phase 2 clinical study of TD-5108